                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) August 29, 2008
                                                        ---------------

                                   AMARU, INC.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     Nevada
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
----------------------                        ----------------------------------
Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
------------------------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On August 29, 2008, the Amaru, Inc. a Nevada corporation (the "Company") issued a press release announcing that its subsidiary, M2B World Asia Pacific Pte Ltd. has launched WOWTV NEW as the latest enhancement to WOWtv, its premier personalized broadband entertainment channel. Exhibit 99.1 is a copy of that press release. The information contained therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information furnished in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission under the Securities Act of 1933.

The information contained in this Current Report on Form 8-K and on Exhibit 99.1 contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These include statements that contain words such as "believe", "expect", " anticipate", "intend", "estimate", "should", and similar expressions intended to connote future events and circumstances. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)  EXHIBITS.


NUMBER   DESCRIPTION
99.1     Press Release of the Company dated August 29, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 2, 2008                     AMARU, INC.

                                           By: /s/ Colin Binny
                                               --------------------------
                                               Colin Binny
                                               President